UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GAIN THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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GAIN THERAPEUTICS, INC. Annual Meeting of Stockholders June 24, 2025 at 8:30 a.m. EDT at the offices of Lowenstein Sandler LLP, 1251 Avenue of the Americas, Floor 17, New York, New York 10020. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to: https://web.viewproxy.com/ganx/2025 To vote your proxy while visiting this site, you will need the 11 digit control number in the box on this page. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a Proxy Card. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or Email copy of the proxy material, you must request one, there is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 13, 2025. PLEASE VOTE NOW! SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 24, 2025. For Stockholders of record as of April 25, 2025. Internet: https://web.viewproxy.com/ganx/2025 Phone: 1-877-777-2857 Email: requests@viewproxy.com * If requesting material by Email, please send a blank Email with the 11 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your Email requesting material. Scan QR Code for Digital Voting ORDER PAPER MATERIALS, USE ONE OF THE FOLLOWING METHODS. CONTROL NUMBER GAIN THERAPEUTICS, INC.

Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: “FOR” the election of each named nominee for Director and “FOR” Proposals 2, 3 and 4. Proposal 1: Election of Directors 01 Gene Mack 02 Khalid Islam, Ph.D. 03 Dov Goldstein, M.D. 04 Hans Peter Hasler 05 Gwen Melincoff 06 Claude Nicaise, M.D. 07 Eric I. Richman 08 Jeffrey Riley Proposal 2: To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young AG as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025. Proposal 3: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 100,000,000. Proposal 4: To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 3. NOTE: Your proxy holder will also vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof (including, without limitation, with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve). GAIN THERAPEUTICS, INC.